BLACKROCK BOND FUND, INC.

BlackRock Total Return Fund

(the “Fund”)

Supplement dated July 31, 2018

to the Statement of Additional Information of the Fund,

dated January 26, 2018, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The fourth paragraph in the subsection of the Statement of Additional Information entitled “I. Investment Objective and Policies — Total Return Fund” is deleted in its entirety and replaced with the following:

The Fund may invest up to 20% of its net assets in fixed-income securities that are rated below investment grade by the Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investor Services, Inc., S&P Global Ratings or Fitch Ratings, Inc., or in unrated securities of equivalent credit quality. Split rated bonds will be considered to have the higher credit rating.

Shareholders should retain this Supplement for future reference.

SAI-10046-0718SUP